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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): MAY 8, 2001



                               PALWEB CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)





         DELAWARE                      000-26331                 75-1984048
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


      1607 WEST COMMERCE STREET, DALLAS, TEXAS                    75208
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      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (214) 698-8330

   Former name or former address, if changed since last report: NOT APPLICABLE

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ITEM 5.      OTHER EVENTS

           Attached as Exhibit 99.1 is a press release dated May 8, 2001, describing a proposed private placement by the Company of convertible preferred stock and warrants. This press release is being filed pursuant to Rule 135(c) under the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           The following exhibit is filed herewith:

Exhibit No.          Description
-----------          -----------

99.1 Press Release of Company titled, "PalWeb Corporation Signs Letter of Intent for $5,000,000 Private Placement of Convertible Preferred Stock and Warrants"



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PALWEB CORPORATION



                                             By:  /s/ Paul A. Kruger
                                                 -------------------------------
Date:  May 15, 2001                          Paul A. Kruger
                                             Chairman of the Board and President